UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 3, 2010

Date of Report (date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(exact name of registrant as specified in its charter)

Pennsylvania	Commission File Number	25-1435979
(state or other jurisdiction of incorporation or organization)	001-09718	(I.R.S. Employer Identification Number)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 3, 2010, James E. Rohr, Chairman and Chief Executive Officer of The PNC Financial Services Group, Inc. (the “Corporation”), discussed business performance and strategy at the CLSA AsiaUSA Forum 2010 in San Francisco. This presentation was accompanied by a series of electronic slides that included information pertaining to the financial results and business strategies of the Corporation. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K is furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)

Date: March 3, 2010	By:	/s/ SAMUEL R. PATTERSON
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Electronic presentation slides and related material for the CLSA
	AsiaUSA Forum 2010 on March 3, 2010	Furnished herewith.

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